                                                                    Exhibit 23.2




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accoutants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 31, 1996, included or incorporated by reference in Yellow Corporations Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.


                                             ARTHUR ANDERSEN LLP


Kansas City, Missouri
November 11, 1996